UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2012

SNAP INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52176	20-3191847
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

462 7th Avenue, 4th Floor New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-5050

(Former name or former address, if changed since last report)

Not Applicable
________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD.

Item 7.01  Regulation FD Disclosure.

On November 14, 2012, Snap Interactive, Inc. (the “Company”) issued a press release announcing that the Company was ranked as the 36th fastest growing company in North America based on the list of Deloitte’s 2012 Technology Fast 500 companies.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, the Company filed a Notification of Late Filing on Form 12b-25 with respect to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (the “Form 10-Q”).  The Company and its independent auditor need additional time to complete and review the Company’s financial statements and disclosures to be included in the Form 10-Q since the Company is in the process of evaluating the accounting treatment for common stock warrants that were issued in January 2011 in connection with an equity financing.

Depending on the outcome of this review, the Company may be required to restate the previously issued audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2011 and the unaudited financial statements included in its Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2012 and March 31, 2012.  It is expected that any restatement would affect the Company’s consolidated financial statements for the aforementioned periods.  Although the Company cannot reasonably estimate the magnitude of any adjustment at this time, any such adjustment would be a non-cash and non-operating adjustment, and not affect the Company’s revenue, operating expenses, or liquidity for the aforementioned periods.  The Company is working diligently with a third-party valuation firm and its independent auditors to resolve the accounting treatment for the warrants but currently does not expect to file its Form 10-Q within the five-day extension period afforded by Rule 12b-25 under the Securities and Exchange Act of 1934, as amended.  However, the Company currently expects to be able to file its Form 10-Q shortly after the expiration of the extension period and by no later than November 26, 2012.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Company’s financial statements and the Company’s ability to file its Form 10-Q after the five day extension period. These statements are based on current expectations as of the date of this filing and involve a number of risks and uncertainties, which may cause actual results to differ from such estimates. The risks include, but are not limited to, adjustments resulting from the completion by the Company of its financial statements for the quarter ended September 30, 2012, the effect of any adjustments on the Company’s results of operations or financial condition, the review of such financial statements by the Company and its independent auditor and any unexpected delays which the Company may incur in connection with the preparation of the Form 10-Q.

Section 9.  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release, dated November 14, 2012, issued by Snap Interactive, Inc. (furnished pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 15, 2012

SNAP INTERACTIVE, INC.

		By:	/s/ Clifford Lerner
Clifford Lerner
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release, dated November 14, 2012, issued by Snap Interactive, Inc. (furnished pursuant to Item 7.01)